Exhibit 4.1
BAMPTONRQADS BANKSBARES
HAMPTON ROADS BANKSHARES, INC.
CUSIP 409321 10 6 COMMON STOCK INCQRPOj1ATED UNDER THE LAWS OF THE STATE OF VIRGINIA SEE REVERSE FOR CERTAN DEFINTIONS
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR YALUE PER SHARE, OF
HAMPTON ROADS BANKSHARES, INC.
Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
CORPORATE SECRETARY PRESIDENT AND CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED: REGESTRAR AND TRANSFER COMPANY
TRANSFER AGENT AND REGISTRAR
AUTHORIZED SIGNATURE

HAMPTON ROADS BANKSHARES, INC.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT —	Custodian
TEN ENT	— as tenants by the entireties		(Cust) (Minor)
JT TEN	— as joint tenants with right of		under Uniform Gifts to Minors
	survivorship and not as tenants		Act
	in common		(State)
Additional abbreviations may also be used though not in the above list.
For Value Received, _____________________________________ hereby sell, assign and transfer unto
     PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE. OF ASSIGNEE)

shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

X

X

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:

BY

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Association and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM. PURSUANT TO S.E.C. RULE 17Ad-15.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE, ISSUANCE OF A REPLACEMENT CERTIFICATE.